EXHIBIT 23.1
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Semotus Solutions, Inc.
Los Gatos, CA

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated May 18, 2005, relating to the consolidated financial statements of Semotus Solutions, Inc. appearing in the Annual Report on Form 10-KSB for the year ended March 31, 2005.

We also consent to the reference to our firm under the caption "Experts" in this Registration Statement.



                                                /s/ L.L. Bradford & Company, LLC
                                                --------------------------------
                                                L.L. Bradford & Company, LLC


Las Vegas, Nevada
December 27, 2005